Exhibit 1.1

[●] Shares

FCB Financial Holdings, Inc.

Class A Common Stock

($0.001 Par Value)

UNDERWRITING AGREEMENT

July [●], 2014

Deutsche Bank Securities Inc.

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

UBS Securities LLC

As Representatives of the

     Several Underwriters

c/o Deutsche Bank Securities Inc.

60 Wall Street, 4th Floor

New York, New York  10005

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York  10179

c/o Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171

Ladies and Gentlemen:

FCB Financial Holdings, Inc., a Delaware corporation (the “Company”), and certain shareholders of the Company (the “Selling Shareholders”) propose, subject to the terms and conditions set forth herein, to sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”) an aggregate of [●] shares (the “Firm Shares”) of the Company’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”), of which [●] shares will be sold by the Company and [●] shares will be sold by the Selling Shareholders.  The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names on Schedule I hereto, and the respective amounts to be sold by the Selling Shareholders are set forth opposite their names on Schedule II hereto.  The Company and the Selling Shareholders are sometimes referred to herein collectively as the “Sellers.”  The Company and the Selling Shareholders also propose, subject to the terms and conditions set forth herein, to sell at the Underwriters’ option an aggregate of up to [●] additional shares of the Company’s Class A Common Stock (the “Option Shares”) as set forth below.

As the Representatives, you have advised the Company and the Selling Shareholders(a) that you are authorized to enter into this equity underwriting agreement (this “Agreement”) on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the number of Firm Shares set forth opposite their respective names on Schedule I hereto, plus their pro rata portion of the Option Shares if you elect to exercise the option in whole or in part for the accounts of the several Underwriters.  The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the “Shares.”

UBS Financial Services Inc. (“UBSFS”) has agreed to reserve up to [●] of the Shares to be purchased by it under this Agreement for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, “Participants”), as set forth in the Prospectus (as defined below) under the heading “Underwriting” (the “Directed Share Program”).  The Shares to be sold by UBSFS and its affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares.”  Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SHAREHOLDERS.

The Company represents and warrants to each of the Underwriters as follows:

(a)

A registration statement on Form S-1 (File No. 333-196935) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission.  Copies of such registration statement, including any amendments thereto, the preliminary prospectus (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you.  Such registration statement, as amended, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A under the Act and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement.  “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it became effective is herein referred to as a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus or to any amendment or supplement thereto shall be deemed to include any documents incorporated by reference therein and include any supplements or amendments thereto, filed with the Commission after the date of filing of such document under the Act, and prior to the termination of the offering of the Shares by the Underwriters.

(b)

As of the Applicable Time (as defined below) and as of the Closing Date (as defined below), or the Option Closing Date (as defined below), as the case may be, neither (i) the General Use Free Writing Prospectus (as defined below) issued at or prior to the Applicable Time and the Statutory Prospectus (as defined below), considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the General Disclosure Package or any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any (i) Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 hereof or (ii) Selling Shareholder, provided that for purposes of this Agreement, the parties hereto agree that the only information furnished to the Company by the Selling Shareholders is the information set forth in the table and related footnotes found in the section entitled “Principal Stockholders and Selling Stockholders” (the “Selling Shareholder Information”).  As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means [●] (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule V to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

 “Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Shares that is included in the Registration Statement immediately prior to that time.

(c)

The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus.  Each of the subsidiaries of the Company, as listed in Exhibit 21 to Item 16(a) of the Registration Statement (collectively, the “Subsidiaries”), has been duly organized and is validly existing as a corporation, limited liability company or similar entity (or, in the case of Florida Community Bank, National Association (the “Bank”), as a national banking association) in good standing (or equivalent status) under the laws of the jurisdiction of its organization with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus.  The Subsidiaries are the only subsidiaries, direct or indirect, of the Company.  The Company and each of the Subsidiaries are duly qualified to transact business and are in good standing in each jurisdiction in which its ownership or lease of properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable (subject, in the case of the Bank, to 12 U.S.C. § 55, provided that no factual basis exists, or is contemplated by the Company as of the date hereof, by which any assessment or action may be taken pursuant to 12 U.S.C. § 55) and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and, except as described in the Registration Statement, General Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(d)

The outstanding shares of Class A Common Stock and the Company’s Class B common stock, $0.001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), including all shares to be sold by the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive or similar rights of stockholders exist with respect to any of the Shares or the issue and sale thereof.  Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than as disclosed in the Registration Statement and other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

(e)

The Bank is an insured depository institution pursuant to the provisions of the Federal Deposit Insurance Act, as amended, the deposit accounts of the Bank are insured by the FDIC up to applicable limits, all premiums and assessments required to be paid in connection therewith have been paid when due, and no proceeding for the termination or revocation of such insurance is pending or, to the knowledge of the Company or any Subsidiary, is threatened.

(f)

The information set forth under the caption “Capitalization” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct.  All of the Shares conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.  The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company’s incorporation and to any requirements of the Company’s organizational documents.  Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise specifically stated therein or in this Agreement, the Company has not:  (i) issued any securities; (ii) incurred any liability or obligation, direct or contingent, for borrowed money; or (iii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

(g)

Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus: (i) no person has the right, contractual or otherwise, to cause the Company or any Subsidiary to sell to it any securities of the Company or any Subsidiary; (ii) no person has any preemptive rights, co-sale rights, registration rights, resale rights, rights of first refusal or other similar rights arising by operation of law to purchase any securities of the Company or any Subsidiary; (iii) except as set forth in the Engagement Letter between the Company and the Representatives, no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of securities of the Company; and (iv) except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, no person has the right, contractual or otherwise, to cause the Company or any Subsidiary to register under the Securities Act any securities of the Company or any Subsidiary.

(h)

The Company and each Subsidiary will be treated as a corporation for U.S. federal income tax purposes and other than the Subsidiaries, the Company does not own any subsidiaries.

(i)

The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations.  The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The

Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any (i) Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 hereof or (ii) Selling Shareholder, provided that for purposes of this Agreement, the parties hereto agree that the only information furnished to the Company by the Selling Shareholders is the Selling Shareholder Information.

(j)

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offering and sale of the Shares or until any earlier date that the Company notified or notifies the Representatives, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus.

(k)

The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 4(b) hereof. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the Act.  The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(l)

(i)  At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares as contemplated by the Registration Statement.

(m)

The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of the Act (including, without limitation, Securities Act Industry Guide 3), and present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods.  Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein.  The summary and selected consolidated financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly, in all material respects, the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.  The pro forma financial statements and other pro forma financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.  All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable.  The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.  There are no financial statements (historical or pro forma) or other financial information required to be included in the Registration Statement (including, without limitation, pursuant to Securities Act Industry Guide 3), the General Disclosure Package or the Prospectus that are not included as required.

(n)

Grant Thornton, LLP, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) as required by the Act.

(o)

Morrison, Brown, Argiz & Farra, LLC, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is an independent auditor with respect to Great Florida Bank and its subsidiaries.

(p)

Neither the Company nor any of the Subsidiaries is aware of (i) any material weakness in its internal control over financial reporting, (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting or (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(q)

The Company is actively taking steps to ensure that it will be in compliance, in a timely manner, with all provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the New York Stock Exchange thereunder (collectively, the “Sarbanes-Oxley Act”) which will become applicable to the Company.

(r)

There is no legal, governmental or regulatory investigation, action, suit, claim or proceeding pending or, to the knowledge of the Company and the Subsidiaries, threatened against the Company or any of the Subsidiaries, or to which any property of the Company or the Subsidiaries is, or to the knowledge of the Company, would reasonably be expected to be, subject, before any court or administrative agency or otherwise, which if determined adversely to the Company or any of the Subsidiaries would either (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”), except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus; and (i) there are no current or pending legal, governmental or regulatory actions, suits, claims or proceedings that are required under the Act to be described in the Registration Statement, the General Disclosure Package or the Prospectus that are not so described in the Registration Statement, the General Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the General Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the General Disclosure Package or the Prospectus.

(s)

The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which do not materially affect the value of such properties and assets.  The Company and the Subsidiaries occupy their leased properties under valid and binding leases, conforming in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(t)

The Company and the Subsidiaries have timely filed all material federal, state, local and foreign tax returns which they have been required to file, which returns were true and correct in all material respects, or received timely extensions for filing thereof, and have paid all taxes, penalties, interest and additions to tax due or claimed by a taxing authority to be due and all assessments received by them or any of them to the extent that such amounts have become due and are not being contested in good faith, except for such taxes, penalties, interest or additions to tax the nonpayment of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  There are no tax audits or investigations of which the Company or the Subsidiaries has received written notice from a taxing authority, which would reasonably be expected to have a Material Adverse Effect; nor has the Company or the Subsidiaries received written notice of any proposed additional tax assessments against the Company or the Subsidiaries which, if determined adversely, would reasonably be expected to have a Material Adverse Effect.

(u)

Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, (i) there has not been any material adverse change or any development reasonably likely to result in a material adverse change in, or affecting, the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, (ii) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, and (iii) neither the Company nor any of the Subsidiaries has sustained any loss or interference with its business that is material to the Company and the Subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.  The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company’s financial statements which are included in the Registration Statement, the General Disclosure Package and the Prospectus.

(v)

Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate or articles of incorporation, charter, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, as applicable, or (ii) in violation of or in default (nor has any event occurred which with notice, lapse of time or both would constitute a breach or default) under any agreement, lease, contract, indenture, license, mortgage, deed of trust, bank loan or credit agreement or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to this clause (ii), which violation or default would reasonably be expected to have a Material Adverse Effect.  The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default (nor has any event occurred which with notice, lapse of time or both would constitute a breach or default) under, any agreement, lease, contract, indenture, license, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound (except for conflicts or breaches which would not, individually or in the aggregate, be materially adverse to the Company or any Subsidiary or materially adverse to the transactions contemplated by this Agreement), or of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability agreement, partnership agreement or other organizational documents of the Company or any Subsidiary or any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction.

(w)

The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly authorized, executed and delivered by the Company.

(x)

Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority, Inc. ("FINRA") or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(y)

The Company and each of the Subsidiaries hold adequate licenses, certificates and permits from governmental authorities which are necessary to the conduct of their business in all material respects (collectively, “Governmental Licenses”).  The Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect.  Neither the Company nor any of the Subsidiaries has received any written or oral notice of proceedings relating to the revocation or modification of any Governmental License.  The Company and the Subsidiaries each own, possess the right to use, or can acquire on reasonable terms ownership or right to use, all patents, patent rights, trademarks, trade names, [service marks], copyrights, license rights, know-how (including trade secrets and other proprietary or confidential information, systems or procedures) and other intellectual property rights (“Intellectual Property”) necessary to carry on their business in all material respects; neither the Company nor any of the Subsidiaries has infringed, and none of the Company or the Subsidiaries have received notice of conflict with, any Intellectual Property of any other person or entity.  The Company has taken all reasonable steps necessary to secure interests in such Intellectual Property from its contractors.  There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property of the Company or any Subsidiary that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and are not described in all material respects.  Neither the Company nor any Subsidiary is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Prospectus and are not described in all material respects.  None of the technology employed by the Company or the Subsidiaries has been obtained or is being used by the Company or the Subsidiaries in violation of any contractual obligation binding on the Company, the Subsidiaries or any of their officers, directors or employees or otherwise in violation of the rights of any persons; neither the Company nor the Subsidiaries have received any written or oral communications alleging that the Company or the Subsidiaries have violated, infringed or conflicted with, or, by conducting their business as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, would violate, infringe or conflict with, any of the Intellectual Property of any other person or entity.  To the knowledge of the Company and the Subsidiaries, no third party is infringing on any Intellectual Property owned by the Company or any Subsidiary where such infringement would reasonably be expected to have a Material Adverse Effect.

(z)

Neither the Company, nor to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.  The Company acknowledges that the Underwriters may engage in passive market making transactions of the Shares in the open market in accordance with Regulation M under the Exchange Act.

(aa)

Neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Shares contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement, General Disclosure Package and the Prospectus, will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of such terms under the Investment Company Act of 1940 as amended, and the rules and regulations of the Commission thereunder (collectively, the “1940 Act”).

(bb)

Neither the Company nor any Subsidiary has taken any action, nor have any other steps been taken or have any legal proceedings been commenced, nor to the knowledge of the Company and the Subsidiaries, threatened against the Company or any Subsidiary, for the winding up, liquidation or dissolution of the Company or any Subsidiary.

(cc)

Neither the Company nor any Subsidiary has authorized anyone to make any representations regarding the offering or regarding the Company or any Subsidiary in connection therewith, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(dd)

The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ee)

The Company maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it will file or submit under the Exchange Act are recorded, processed, summarized and reported within the time periods specified in the rules and regulations under the Exchange Act, and that all such information will be accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(ff)

The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(gg)

The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of the Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(hh)

Neither the Company nor any of the Subsidiaries, directors, officers or employees, nor, to the knowledge of the Company, any agent, or affiliate or other person associated with or acting on behalf of the Company or any of the Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of the Subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Burma (Myanmar), Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as Underwriter, advisor, investor or otherwise) of Sanctions. For the past 5 years, the Company and the Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(ii)

The Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses; neither the Company nor any of the Subsidiaries have been refused any coverage under insurance policies sought or applied for; and the Company and the Subsidiaries have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not reasonably be expected to have a Material Adverse Effect.

(jj)

The Company and each Subsidiary is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company and each Subsidiary would have any liability; the Company and each Subsidiary has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter with respect to its qualification from the Internal Revenue Services and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

(kk)

To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement.

(ll)

The Company has caused the persons or entities listed on Exhibit A hereto to furnish to you, on or prior to the date of this Agreement, a letter or letters, substantially in the form attached hereto as Exhibit B (the “Lock-up Agreement”).

(mm)

Neither the Company nor any of the Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation which would reasonably be expected to lead to such a claim.

(nn)

The Shares have been approved for listing subject to notice of issuance on the New York Stock Exchange.

(oo)

There are no relationships or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Prospectus which have not been described as required.

(pp)

As of the date of the initial filing of the registration statement referred to in Section 1(a), except as disclosed in the Registration Statement, there were no outstanding personal loans made or advances or guarantees of indebtedness, directly or indirectly, by the Company or any Subsidiary to or for the benefit of any director, officer, affiliate or representative of the Company or any Subsidiary or any of the family members of any such party.

(qq)

Except as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus, each of the Company and the Subsidiaries is in compliance in all material respects with all federal, state, local and foreign laws, rules, regulations, orders, decrees and judgments, including the FDIC Statement of Policy on Qualifications for Failed Bank Acquisitions, applicable to the Company or the Subsidiaries.

(rr)

Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any Subsidiary is currently prohibited, directly or indirectly, from paying any dividends or from making any other distribution on capital stock, or, with respect to the Subsidiaries, from repaying to the Company any loans or advances from the Company or from transferring property or assets from any Subsidiary to the Company or any other Subsidiary of the Company.

(ss)

Neither the Company nor any of the Subsidiaries nor any director, officer, or employee of the Company or any of the Subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of the Subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.  The Company and the Subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to ensure compliance with all applicable anti-bribery and anti-corruption laws.

(tt)

No labor disturbance by or dispute with employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened which would reasonably be expected to have a Material Adverse Effect.

(uu)

Neither the Company nor any of the Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of the Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(vv)

No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

(ww)

The Company has not offered, or caused UBSFS or its affiliates to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

(xx)

Under current U.S. federal income tax laws in effect as of the date hereof, although the discussion set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption "Certain U.S. Federal Income Tax Considerations for Non-U.S. Holders " does not purport to summarize all possible U.S. federal income tax consequences of the purchase, ownership and disposition of the Shares by a non-U.S. holder, such discussion is accurate in all material respects, subject to the qualifications and limitations set forth therein.

Each of the Selling Shareholders severally (and not jointly) represents and warrants as follows:

(a)

Subject to the Power of Attorney and the Custody Agreement, such Selling Shareholder now has, and at the Closing Date and the Option Closing Date, as the case may be (as such dates are hereinafter defined) will have, good and marketable title to the Firm Shares and the Option Shares to be sold by such Selling Shareholder, free and clear of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Firm Shares and Option Shares. Upon payment for the Firm Shares and Option Shares to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Representatives, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(b)

Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement, the Power of Attorney and the Custody Agreement referred to below and to perform its obligations under such Agreements.  This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.  Each of the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and are valid and binding agreements of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms.  The execution and delivery of this Agreement and the consummation by such Selling Shareholder of the transactions herein contemplated and the fulfillment by such Selling Shareholder of the terms hereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, state securities laws or Blue Sky laws) and will not result in a breach of any of the terms and provisions of, or constitute a default under, (i) organizational documents of such Selling Shareholder, if not an individual, (ii) any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Shareholder is a party, or (iii) any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction (except in the case of (ii) and (iii), for such breaches or defaults that would not impair, in any material respect, the ability of such Selling Stockholder to consummate any of the transactions contemplated by this Agreement).

(c)

Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company and, other than as permitted by the Act, the Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.

(d)

The sale of the Firm Shares and the Option Shares by such Selling Shareholder pursuant hereto is not prompted by any material information concerning the Company or any of the Subsidiaries which is not set forth in the Registration Statement, the General Disclosure Package and the Prospectus or the documents incorporated by reference therein.

(e)

No consent, approval or waiver is required under any instrument or agreement to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or under which he or it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by such Selling Shareholder under this Agreement or the consummation by such Selling Shareholder of any of the other transactions contemplated hereby, except where the failure to obtain any consents, approvals or waivers would not impair, in any material respect, the ability of such Selling Shareholder to consummate any of the transactions contemplated by this Agreement.

(f)

Except as disclosed to the Representatives, there are no affiliations or associations between any member of FINRA and such Selling Shareholder or any affiliate of such Selling Shareholder.

(g)

Such Selling Shareholder is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of the Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(h)

Such Selling Shareholder has not prepared or had prepared on its behalf or used or referred to any “free writing prospectus” as defined in Rule 405 under the Act and has not distributed any written materials in connection with the offer or sale of the Shares.

(i)

The Selling Shareholders will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person or entity, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC or other economic sanctions.

2.

PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES.

(a)

On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Sellers agree, severally and not jointly, to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $[●] [net price] per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof.  The number of Firm Shares to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by each Seller as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder.  The obligations of the Company and of each of the Selling Shareholders shall be several and not joint.

(b)

Certificates in negotiable form or book-entry credit for the total number of the Shares to be sold hereunder by the Selling Shareholders have been placed in custody with Computershare Inc., as custodian (the “Custodian”) pursuant to the Custody Agreement executed by each Selling Shareholder for delivery of all Firm Shares and any Option Shares to be sold hereunder by the Selling Shareholders.  Each of the Selling Shareholders specifically agrees that the Firm Shares and any Option Shares represented by the certificates or book-entry credits held in custody for the Selling Shareholders under the Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminable by any act or deed of the Selling Shareholders (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Shareholder or the dissolution of a corporate Selling Shareholder) or by the occurrence of any other event or events, except as set forth in the Custody Agreement.  If any such event should occur prior to the delivery to the Underwriters of the Firm Shares or the Option Shares hereunder, certificates or book-entry credits for the Firm Shares or the Option Shares, as the case may be, shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred, except to the extent provided for in the Custodian Agreement.  The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.

(c)

Payment for the Firm Shares to be sold hereunder is to be made in federal (same day) funds to an account designated by the Company for the shares to be sold by it and to an account designated by the Custodian for the shares to be sold by the Selling Shareholders, in each case against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters.  Such payment and delivery are to be made through the facilities of The Depository Trust Company, New York, New York at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.”  (As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.)

(d)

In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Shareholders listed on Schedule III hereto hereby, severally and not jointly, grant an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in Section 2(a) hereof.  The maximum number of Option Shares to be sold by the Company and the Selling Shareholders is set forth opposite their respective names on Schedule III hereto. The option granted hereby may be exercised in whole or in part by giving written notice either (i) at any time before the Closing Date or (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company, the Attorney-in-Fact, and the Custodian setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the time and date at which such certificates are to be delivered.  If the option granted hereby is exercised in part, the respective number of Option Shares to be sold by the Company and each of the Selling Shareholders listed on Schedule III hereto shall be determined on a pro rata basis in accordance with the percentages set forth opposite their names on Schedule III hereto, adjusted by you in such manner as to avoid fractional shares.  The time and date at which certificates or for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the delivery of the notice with respect thereto nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”).  If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date.  The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares.  You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Attorney-in-Fact.  To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in federal (same day funds) drawn to the order of the Company for the Option Shares to be sold by it and to the order of “[Computershare Inc.], as Custodian” for the Option Shares to be sold by the Selling Shareholders against delivery of certificates therefor through the facilities of The Depository Trust Company in New York, New York.

(e)

If on the Closing Date or Option Closing Date, as the case may be, any Selling Shareholder fails to sell the Firm Shares or Option Shares which such Selling Shareholder has agreed to sell on such date as set forth on Schedule II or Schedule III, respectively, hereto, the Company agrees that it will sell or arrange for the sale of that number of shares of Common Stock to the Underwriters which represents Firm Shares or the Option Shares which such Selling Shareholder has failed to so sell, as set forth on Schedule II or Schedule III, respectively, hereto, or such lesser number as may be requested by the Representatives.

3.

OFFERING BY THE UNDERWRITERS AND THE SELLING SHAREHOLDERS.

It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deems it advisable to do so.  The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus.  The Representatives may from time to time thereafter change the public offering price and other selling terms.

It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4.

COVENANTS OF THE COMPANY AND THE SELLING SHAREHOLDERS.

The Company covenants and agrees with the several Underwriters that:

(a)

The Company will (i) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved (such approval not to be unreasonably withheld or delayed) by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A under the Act, (ii) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have promptly and reasonably objected in writing or which is not in compliance with the Rules and Regulations, and (iii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

(b)

The Company will (i) not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Representatives approve (which approval shall not be unreasonably withheld or delayed) its use in writing prior to the first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of each Issuer Free Writing

Prospectus included in Schedule V hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.  The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(c)

The Company will advise the Representatives promptly (i) when the Registration Statement or any post-effective amendment thereto shall have become effective, (ii) of receipt of any comments from the Commission, (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act, (v) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Registration Statement, the General Disclosure Package or the Prospectus or the initiation or threatening of any proceeding for that purpose, and (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation of the threatening of any proceeding for such purpose.  The Company will use its reasonable efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.

(d)

The Company will cooperate with the Representatives, and take such action as reasonably requested by the Representatives, in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or as a dealer in securities or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.  The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as reasonably necessary to complete the distribution of the Shares.

(e)

The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request.  The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request.  The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request.

(f)

The Company will comply with the Act and the Rules and Regulations, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus.  If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

(g)

If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company will promptly prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with the law.

(h)

The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 16 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) complying with the requirements of Section 11(a) of the Act and Rule 158 under the Act.

(i)

Prior to the Closing Date, the Company will furnish to the Underwriters, promptly after they have been prepared and reviewed by the Company, a copy of any unaudited interim financial statements of the Company which have been prepared for any quarterly period completed subsequent to the period covered by the most recent financial statements appearing in the Registration Statement, the General Disclosure Package and the Prospectus.

(j)

Except as described in the Registration Statement, no offering, pledge, contract for sale, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 180 days after the date of the Prospectus, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representatives.

(k)

If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release through a major news service at least two Business Days before the effective date of the release or waiver.

(l)

The Company will use its best efforts to list the Shares, subject to notice of issuance, on the New York Stock Exchange and effect and maintain the listing of the Shares on the New York Stock Exchange.

(m)

The Company shall use the net proceeds received by it from the sale of the Shares in the manner set forth in the Registration Statement, General Disclosure Package and the Prospectus and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

(n)

The Company shall not invest, or otherwise use the proceeds received by the Company from the sale of the Shares in such a manner that would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act and shall use its best efforts to conduct its affairs in such manner so as not to cause the Company or any of the Subsidiaries to become required to register as an investment company under the 1940 Act.

(o)

The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Class A Common Stock.

(p)

Neither the Company nor, to the knowledge of the Company, any affiliate of the Company will take, directly or indirectly, any action designed to cause or result in, or that has constituted or would reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(q)

The Company will comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(r)

If requested by the Representatives, the Company will prepare or cause to be prepared physical certificates representing the Shares in a form reasonably acceptable to the Representatives and will affix to each certificate for the Shares an appropriate legend with respect to any transfer restrictions set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(s)

The Company will maintain a system of internal financial accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) management is made aware of all material transactions concerning the Company or its properties.

(t)

The Company will take all necessary steps to comply with the Sarbanes-Oxley Act required to be complied with by the Company.

(u)

The Company and the Subsidiaries will carry or will be covered by insurance, in such amounts and covering such risks as is reasonably prudent for the conduct of the business of the Company and the Subsidiaries and the value of their properties as is customary for companies engaged in similar businesses.

(v)

The Company and each Subsidiary will file on a timely basis all federal, state, local and foreign income and franchise tax returns (or any extension thereof), any such returns will be correct and complete and the Company and each Subsidiary will pay all taxes shown as due thereon, and all tax liabilities, if any, will be adequately provided for in accordance with GAAP, except where, in each case, the failure to do so would not reasonable be expected to have a Material Adverse Effect.

(w)

The Company and each Subsidiary will make all necessary filings required under any federal, state, local or foreign law, regulation or rule and obtain and maintain all necessary licenses, authorizations, consents and approvals from other persons, required in order to conduct their business as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where, in each case, the failure to do so would not reasonable be expected to have a Material Adverse Effect.

(x)

The Company will not take any action prohibited by Rules 101 or 102 of Regulation M under the Act in connection with the offering.

(y)

The Company will use its commercially reasonable efforts in cooperation with the Representatives to obtain permission for the Shares to be eligible for clearance and settlement through DTC.

Each of the Selling Shareholders covenants and agrees with the several Underwriters that:

(a)

No offering, pledge, sale, contract to sell, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible, exchangeable or exercisable for Common Stock or derivative of Common Stock owned by the Selling Shareholder as of the date hereof (other than to donees, partners or other transferees of the Selling Shareholder who agree to be similarly bound) will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by such Selling Shareholder otherwise than hereunder or with the prior written consent of the Representatives, as provided in and subject to the applicable registration rights agreement to which such Selling Shareholder is a party dated November 12, 2009 or August 13, 2010.

(b)

Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(c)

Such Selling Shareholder agrees that it will not prepare or have prepared on its behalf or use or refer to, any “free writing prospectus” (as defined in Rule 405 under the Act), and agrees that it will not distribute any written materials in connection with the offer or sale of the Shares.

(d)

During the Prospectus Delivery Period, such Selling Shareholder will advise the Representatives promptly, and will confirm such advice in writing to the Representatives, of any change in the Selling Shareholder Information.

5.

COSTS AND EXPENSES.

The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Sellers under this Agreement, including, without limiting the generality of the foregoing, the following:  accounting fees of the Company; the fees and disbursements of counsel for the Company and the Selling Shareholders; any roadshow expenses (including 50% of the expense of any chartered aircraft jointly used, with the remaining 50% of the expense to be borne by the Underwriters) incurred by the Company or the Representatives on behalf of the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including filing fees and reasonable and documented fees and expenses of counsel for the Underwriters relating to such filings, provided that such fees and expenses are not to exceed $50,000) incident to securing any required review by FINRA of the terms of the sale of the Shares; the Listing Fee of the New York Stock Exchange; and the expenses, including the reasonable fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under state securities or Blue Sky laws.  To the extent, if at all, that any of the Selling Shareholders engage special legal counsel to represent them in connection with this offering, in addition to the one legal counsel that the Company has agreed to provide, the fees and expenses of such counsel shall be borne by such Selling Shareholder.  Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Sellers pro rata.  The Company agrees to pay all costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters, incident to the offer and sale of Directed Shares by the Underwriters to employees and persons having business relationships with the Company and the Subsidiaries.  The Company shall not, however, be required to pay for any of the Underwriter’s other expenses (other than those related to qualification under FINRA regulation and state securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for reasonable out-of-

pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company and the Selling Shareholders shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

6.

CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Shareholders contained herein, and to the performance by the Company and the Selling Shareholders of their covenants and obligations hereunder and to the following additional conditions:

(a)

The Registration Statement and all post-effective amendments thereto shall have become effective and the Preliminary Prospectus, Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424 (without reliance on Rule 424(b)(8)), 430A, or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction.  No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission; no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for such purpose shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened; and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

(b)

The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, (i) an opinion of Kramer Levin Naftalis & Frankel LLP, counsel for the Company and Bond Street Investors LLC, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) substantially in the form set forth on Exhibit C-1 hereto and (ii) a letter of Kramer Levin Naftalis & Frankel LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, substantially in the form set forth on Exhibit C-2 hereto.

(c)

The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, an opinion of Wachtell, Lipton, Rosen & Katz, counsel for each of the Selling Shareholders (other than Bond Street Investors LLC for which the Representatives shall have received an opinion of Kramer Levin Naftalis & Frankel LLP in substantially the same form), dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters substantially in the form set forth on Exhibit D hereto.

(d)

The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, (i) an opinion of Sullivan & Cromwell LLP, bank regulatory counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters substantially in the form set forth on Exhibit E-1 hereto and (ii) a letter of Sullivan & Cromwell LLP, bank regulatory counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters substantially in the form set forth on Exhibit E-2 hereto.

(e)

The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Representatives, such opinion or opinions, dated the Closing Date and the Option Closing Date, as the case may be, and addressed to the Representatives, with respect to such matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.  In rendering such opinion, the Representatives shall permit Skadden, Arps, Slate, Meagher & Flom LLP to rely as to all matters governed other than by the laws of the State of Delaware or federal laws on the opinion of counsel referred to in paragraph (b) of this Section 6.  In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A under the Act) as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements and schedules and other financial data therein).  With respect to such statement, Skadden, Arps, Slate, Meagher & Flom LLP may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

(f)

You shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Grant Thornton, LLP confirming that they are an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement, the General Disclosure Package and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(g)

You shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Morrison, Brown, Argiz & Farra, LLC confirming that they are an independent auditor with respect to Great Florida Bank and its subsidiaries and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement, the General Disclosure Package and the Prospectus comply in form in all material respects with GAAP; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial and statistical information, in each case solely related to the financial statements and certain financial and statistical information as it relates to Great Florida Bank and which is contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(h)

The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents, on behalf of the Company, as follows:

(i)

The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;

(ii)

The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be, as though made on and as of such date (except to the extent that such representations and warranties speak as of another date, in which case the representations and warranties shall be true and correct as of such other date);

(iii)

The Company has complied with all covenants and agreements and satisfied all conditions to be performed or satisfied by it under this Agreement in all material respects at or prior to the Closing Date or Option Closing Date, as the case may be;

(iv)

All filings required to have been made pursuant to Rules 424 and 430A under the Act have been made as and when required by such rules; and

(v)

Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, there has not been any material adverse change or any development reasonably likely to result in a material adverse change in, or affecting, the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business.

(i)

The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate of the Selling Shareholders to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

(i)

The representations and warranties of such Selling Shareholder contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be; and

(ii)

Such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or prior to such date.

(j)

On or prior to the date hereof, the Selling Shareholders shall have furnished for review by the Representatives executed copies of the Power of Attorney and Custody Agreement.

(k)

The Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested, including a certificate from the Chief Financial Officer of the Company with respect to the second quarter 2014 financial information in the Registration Statement, the General Disclosure Package and the Prospectus.

(l)

The Firm Shares and Option Shares, if any, have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

(m)

The Representatives shall have received a lock-up agreement, substantially in the form attached hereto as Exhibit B (the “Lock-up Agreement”), signed by the persons or entities listed on Exhibit A hereto and each such Lock-up Agreement shall be in full force and effect.

(n)

No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Option Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Shareholders; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Option Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Shareholders.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representatives and to Skadden, Arps, Slate, Meagher & Flom, LLP, counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Selling Shareholders of such termination in writing at or prior to the Closing Date or the Option Closing Date, as the case may be.

In such event, the Selling Shareholders, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7.

CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8.

INDEMNIFICATION.

(a)

The Company agrees:

(1)

to indemnify and hold harmless each Underwriter and each Selling Shareholder, the directors and officers of each Underwriter and each Selling Shareholder and each person, if any, who controls any Underwriter or any Selling Shareholder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter, Selling Shareholder or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company (i) by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 hereof or (ii) by or on behalf of any Selling Shareholder provided that for purposes of this Agreement, the parties hereto agree that the only information furnished to the Company by the Selling Shareholders is the Selling Shareholder Information.  The Company also agrees to indemnify and hold harmless UBSFS, its directors and officers and each person, if any, who controls UBSFS within the meaning of either Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of UBSFS’s participation as a “qualified independent underwriter” within the meaning of Rule 5121 of FINRA’s consolidated rulebook in connection with the offering of the Shares, except for any losses, claims, damages, liabilities and judgments resulting from UBSFS’s, its directors’, officers’ or any such controlling person’s willful misconduct; and

(2)

to reimburse each Underwriter, each Selling Shareholder, each Underwriters’ and each Selling Shareholder’s directors and officers, and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter, such Selling Shareholder or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Selling Shareholder, Underwriter, director, officer or controlling person is a party to any action or proceeding.  In the event that it is finally judicially determined that the Underwriters or the Selling Shareholders, as the case may be, were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters or the Selling Shareholders, as the case may be, will promptly return all sums that had been advanced pursuant hereto.

(b)

Each Selling Shareholder, severally and not jointly, agrees to indemnify the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, each Underwriters’ directors and officers and each person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company, such Underwriter or controlling person may become subject under the Act or otherwise to the same extent as indemnity is provided by the Company pursuant to Section 8(a) hereof; provided, however, that such Selling Shareholder shall be liable in each case to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to such Selling Shareholder furnished by or on behalf of such Selling Shareholder to the Company or the Representatives, specifically for use therein; provided, further, that, for purposes of this Agreement, the parties hereto agree that the only information furnished to the Company by the Selling Shareholders is the Selling Shareholder Information and provided, further, that the liability under this subsection of each Selling Stockholder shall be limited to an amount equal to the aggregate net proceeds after underwriting commissions and discounts, but before expenses, to such Selling Shareholder from the sale of Firm Shares and Option Shares by such Selling Shareholder hereunder.

(c)

Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Shareholders, and each person, if any, who controls the Company or the Selling Shareholders within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 hereof.  This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

(d)

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing.  No indemnification provided for in Section 8(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise, other than on account of the provisions of Section 8(a) or (b).  In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense.  Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.  Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Selling Shareholders in the case of parties indemnified pursuant to Section 8(b) and by the Company in the case of the parties indemnified pursuant to 8(c).  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes (i) an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act on behalf of any indemnified party.

(e)

The Company and each subsidiary of the Company, whether direct or indirect, jointly and severally, agree to indemnify and hold harmless UBSFS, it directors, officers,  affiliates and each person, if any, who controls UBSFS or its affiliates within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of UBSFS.

(f)

To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders, on the one hand, or the Underwriters, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(g)

The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8, (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Shareholder shall be required to contribute, which contribution shall be several and not joint, any amount in excess of the net proceeds after underwriting commissions and discounts, but before expenses, received by such Selling Shareholder from the Underwriters in the offering.  The Underwriters’ obligations in this Section 8 to contribute are several in proportion to their respective underwriting obligations and not joint.

(h)

In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

(i)

Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party promptly following the incurrence of such losses, claims, damages, liabilities or expenses.  The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, its directors or officers or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement.  A successor to any Underwriter, the Company, a Selling Shareholder, any of their respective directors or officers or any person controlling any Underwriter, Selling Shareholder or the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

9.

DEFAULT BY UNDERWRITERS.

If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Shareholders such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase.  If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Shares to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Shares with respect to which such default shall occur exceeds 10% of the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company and the Selling Shareholders or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Shareholders except to the extent provided in Sections 5 and 8 hereof.  In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected.  The term “Underwriter” includes any person substituted for a defaulting Underwriter.  Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.

NOTICES.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows:  if to the Underwriters, to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York  10005; Attention: Syndicate Manager, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: General Counsel, 36th Floor; to J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358); Attention Equity Syndicate Desk; to Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036 (fax: (646) 855-3073), Attention: Syndicate Department, with a copy to ECM Legal (fax: (212) 230-8730); to UBS Securities LLC, 299 Park Avenue, New York, New York 10171-0026, Attention: General Counsel; if to the Company or Bond Street Investors LLC, to 2500 Weston Road, Suite 300 Weston, Florida 33331, Attention: Kent S. Ellert, with a copy to Peter G. Smith, Esq., Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036; if to the Selling Shareholders (other than Bond Street Investors LLC), 2500 Weston Road, Suite 300 Weston, Florida 33331, Attention: Kent S. Ellert, with a copy to Matthew Guest, Esq. and Mark Veblen, Esq., Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019.

11.

TERMINATION.

This Agreement may be terminated by you by notice to the Company and the Attorney-in-Fact for the Selling Shareholders (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Shares) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, materially impair the investment quality of the Securities, (iii) suspension of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities generally on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or is reasonably likely to materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act); (vii) the suspension of trading of the Company’s Class A Common Stock by the New York Stock Exchange, the Commission, or any other governmental authority having jurisdiction over the Company or the Company’s Class A Common Stock or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your opinion has had a material adverse effect on the securities markets in the United States; or (b) as provided in Sections 6 and 9 of this Agreement.

12.

SUCCESSORS.

This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder.  No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

13.

INFORMATION PROVIDED BY UNDERWRITERS.

The Company, the Selling Shareholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of [the information set forth in [●] and [information furnished by the Underwriters for inclusion in any Issuer Free Writing Prospectus]].

14.

MISCELLANEOUS.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties, covenants and other statements of the Company or its officers and of the Representatives set forth or made pursuant to this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or any Selling Shareholders or controlling person thereof, as the case may be, and (c) delivery of and payment for the Shares under this Agreement.

The Company and the Selling Shareholders acknowledge and agree that the offering pursuant to this Agreement is an arm's length commercial transaction between the Company and the Selling Shareholders, on one hand, and the Representatives and the Underwriters, on the other, and that each Underwriter in providing investment banking services to the Company and the Selling Shareholders in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary (irrespective of whether the Underwriters have advised or are currently advising the Company or the Selling Shareholders on other matters) and the Company and the Selling Shareholders do not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.  Additionally, neither the Representatives nor any other Underwriter is advising the Company, the Selling Shareholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company and the Selling Shareholders shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Shareholders with respect thereto.  Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Shareholders.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Underwriters and the Selling Shareholders, or any of them, with respect to the subject matter hereof.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may be executed and delivered by counterpart signatures delivered by facsimile transmission or scanned .pdf image, or any such other electronic means, and any such counterpart shall be deemed an original for all intents and purposes.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

The Underwriters, on the one hand, and the Company (on its own behalf and, to the extent permitted by law, on behalf of its stockholders) and the Selling Shareholders, on the other hand, waive any right to trial by jury in any action, claim, suit or proceeding with respect to your engagement as underwriter or your role in connection herewith.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

Very truly yours,

FCB FINANCIAL HOLDINGS, INC.

By:
Name:

Selling Shareholders listed on Schedule II hereto

By:
Attorney-in-Fact

The foregoing Underwriting Agreement

is hereby confirmed and accepted as

of the date first above written.

DEUTSCHE BANK SECURITIES INC.

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

UBS SECURITIES LLC

As Representatives of the several

Underwriters listed on Schedule I

By:	Deutsche Bank Securities Inc.

By:
Authorized Officer
Name:

By:
Authorized Officer
Name:

By:	J.P. Morgan Securities LLC

By:
Authorized Officer
Name:

By:	Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:
Authorized Officer
Name:

By:	UBS Securities LLC

By:
Authorized Officer
Name:

By:
Authorized Officer
Name:

SCHEDULE I

SCHEDULE OF UNDERWRITERS

Underwriter	Number of Firm Shares to be Purchased
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Securities LLC
Keefe, Bruyette & Woods, Inc.
Guggenheim Securities, LLC
Hovde Group, LLC
Total

SCHEDULE II

SCHEDULE OF SELLING SHAREHOLDERS

Selling Shareholder	Number of Firm Shares to be Sold

Total

SCHEDULE III

SCHEDULE OF OPTION SHARES

Selling Shareholder	Maximum Number of Option Shares to be Sold	Percentage of Total Number of Option Shares

Total

SCHEDULE IV

Price and other terms of the offering conveyed orally

SCHEDULE V

List each Issuer Free Writing Prospectus to be included in the
General Disclosure Package Including Final Term Sheet, if applicable

EXHIBIT A

Persons Executing Lock-up Agreement

EXHIBIT B

LOCK-UP AGREEMENT

EXHIBIT C-1

Form of Opinion of Kramer, Levin, Naftalis & Frankel LLP

EXHIBIT C-2

Form of Negative Assurance Letter of Kramer Levin Naftalis & Frankel LLP

EXHIBIT D

Form of Opinion of Wachtell, Lipton, Rosen & Katz

EXHIBIT E

Form of Opinion of Sullivan & Cromwell LLP